UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2020

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Aerojet Rocketdyne Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	1-01520	34-0244000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 N. Pacific Coast Highway, Suite 500

El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 252-8100

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	AJRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2020, the Board of Directors (the "Board") of Aerojet Rocketdyne Holdings, Inc. (the "Company") increased the size of the Board from seven to eight members and appointed Audrey A. McNiff as a director to serve until the Company's next annual meeting of stockholders and until her successor is duly elected and qualified. As of the date of this filing, Ms. McNiff has not been appointed to a committee of the Board.

There are no arrangements or understandings between Ms. McNiff and any other person pursuant to which she was appointed to serve on the Board. Ms. McNiff has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. McNiff will receive compensation consistent with the standard compensation arrangements for non-employee directors, as described in the Company's most recent proxy statement filed with the Securities and Exchange Commission on March 24, 2020. Effective August 18, 2020, Ms. McNiff received a (i) grant of 500 shares of restricted stock and (ii) pro-rated annual grant of restricted stock valued at $75,000 to reflect her service until the Company's next annual meeting of stockholders per the Company's standard compensation arrangements for non-employee directors.

Item 8.01. Other Events.

On August 20, 2020, the Company issued a press release announcing the appointment of Ms. McNiff to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 20, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aerojet Rocketdyne Holdings, Inc.

Date: August 20, 2020	By:	/s/ Arjun L. Kampani
	Name:	Arjun L. Kampani
	Title:	Senior Vice President, General Counsel and Secretary